Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM T-1
__________

STATEMENT OF ELIGIBILITY UNDER THE
TRUST INDENTURE ACT OF 1939 OF A CORPORATION
DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)  □
__________

U.S. BANK NATIONAL ASSOCIATION
(Exact name of trustee as specified in its charter)

31-0841368
(I.R.S. Employer Identification No.)

800 Nicollet Mall Minneapolis, Minnesota (Address of principal executive offices)	55402 (Zip Code)
__________

Jack Ellerin
U.S. Bank National Association
1349 West Peachtree Street
Suite 1050
Atlanta, Georgia 30309
(404) 898-8830
(Name, address and telephone number of agent for service)

J.B. Hunt Transport Services, Inc.
 (exact name of obligor as specified in its charter)
SEE TABLE OF ADDITIONAL OBLIGORS

Arkansas (State or other jurisdiction of incorporation or organization)	71-0335111 (I.RS. Employer Identification No.)
615 J.B. Hunt Corporate Drive Lowell, Arkansas (Address of principal executive offices)	72745-0130 (Zip Code)
__________

Debt Securities
Guarantees of Debt Securities

TABLE OF ADDITIONAL REGISTRANTS

State or Other
	Jurisdiction of	Primary Standard	IRS Employer
Exact Name of Registrant as Specified	Incorporation or	Industrial Classification	Identification
in its Charter(1)	Organization	Code Number	Number

J.B. Hunt Transport, Inc.	Georgia		58-1081267

(1)	The address and telephone number of the additional registrant is: 615 J.B. Hunt Corporate Drive, Lowell, Arkansas 72745-0130; telephone (479) 820-0000.

Item 1.                   General information.

Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Washington, D.C.

Federal Deposit Insurance Company
Washington, D.C.

The Board of Governors of the Federal Reserve System
Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

Yes.

Item 2.	Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

Items 3.-14.
Items 3 – 14 are not applicable because, to the best of the  knowledge of U.S. Bank National Association (the “Trustee”) the obligor is not in default under any indenture under which the Trustee acts as trustee.

Item 15.	Item 15 is not applicable because the Trustee is not a foreign trustee.

Item 16.	List of Exhibits.

List below all exhibits filed as a part of this statement of eligibility; provided that exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and 17 C.F.R. 229.10(d).

1.	A copy of the articles of association of the Trustee as now in effect. (Exhibit 25.1 to Amendment No. 2 to Form S-4, Registration Number 333-128217, filed by Revlon Consumer Products Corp.)

2.	A copy of the certificate of authority of the Trustee to commence business, is contained in the articles of association referred to in Paragraph 1 above.

3.	A copy of the authorization of the Trustee to exercise corporate trust powers. (Exhibit 25.1 to Form S-3ASR, Registration Number 333-155592, filed by ONEOK, Inc.)

4.	A copy of the existing by-laws of the Trustee as now in effect. (Exhibit 4 to Exhibit 25.1 to Form S-3, Registration Number 333-160020, filed by The Phoenix Companies, Inc.)

5.	A copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

6.	The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.
A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 2010, attached as Exhibit 7.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta, State of Georgia, on the 14th day of September, 2010.

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jack Ellerin
Jack Ellerin Vice President

Exhibit 6

CONSENT OF TRUSTEE

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION, hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

September 14, 2010

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jack Ellerin
Jack Ellerin Vice President

Exhibit 7

REPORT OF CONDITION

U.S. Bank National Association
Statement of Financial Condition

AS OF 6/30/2010
(000's)

6/30/2010
ASSETS
Cash and balances due from depository institutions	5,021,509
Securities	46,751,442
Federal funds sold and securities purchased under agreements to resell	4,344,927
Loans and lease financing receivables	182,237,162
Trading assets	1,415,269
Premises and fixed assets (including capitalized leases)	2,231,636
Other real estate owned	1,729,810
Investments in unconsolidated subsidiaries and associated companies	63,797
Intangible assets	13,006,313
Other assets	21,662,778

Total assets	278,464,643

LIABILITIES
Deposits	191,033,345
Federal funds purchased and securities sold under agreements to repurchase	11,079,681
Trading liabilities	437,280
Other borrowed money	32,340,366
Subordinated notes and debentures	8,129,967
Other liabilities	7,450,842
Total liabilities	250,471,481

EQUITY CAPITAL
Common stock	18,200
Surplus	12,636,872
Retained earnings	13,633,536
Noncontrolling (minority) interests in consolidated subsidiaries	1,704,554
Total equity capital	27,993,162

Total liabilities and equity capital	278,464,643